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                                                                EXHIBIT 10(b)(5)

                             FIRST AMENDMENT TO THE
                 GENTEX CORPORATION SECOND RESTRICTED STOCK PLAN

   This FIRST AMENDMENT TO THE GENTEX CORPORATION SECOND RESTRICTED STOCK
PLAN ("Amendment") is adopted by the Board of Directors of Gentex Corporation, a Michigan corporation (the "Company"), as of the 21st day of February, 2008, with reference to the following:

      A. The Gentex Corporation Second Restricted Stock Plan (the "Plan") was originally approved by the Company's Board of Directors on March 2, 2001, and was approved by the Company's shareholders on May 16, 2001.

      B. The Board of Directors has elected to amend the Plan to increase the maximum number of shares that may be subject to Awards to 2,000,000 shares (in the aggregate) and to change the Plan's termination date from March 2, 2011 to February 21, 2018. This Amendment is subject to the approval of the shareholders of the Company.

      NOW, THEREFORE, subject to the approval of the shareholders of the Company, the Plan is amended as follows:

      1. In Section 3a, the maximum number of shares that may be subject to Awards under the Plan is hereby increased to 2,000,000 shares in the aggregate.

      2. In Section 7, the existing termination date of March 2, 2011, is hereby be deemed replaced with February 21, 2018, as the new termination date.

      3. In all other respects, the Plan shall continue in full force and effect.

      4. Capitalized terms not otherwise defined herein shall be defined as in the Plan.

                                  CERTIFICATION

   The foregoing Amendment was duly adopted by the Board of Directors of the Company, effective February 21, 2008, subject to the approval of the Company's shareholders.

                                         /s/ Connie Hamblin
                                         -------------------------------
                                         Connie Hamblin, Secretary
                                         Gentex Corporation

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